UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019 (April 26, 2019)

FUSE MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas		75080
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (469) 862-3030

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 26, 2019, Fuse Medical, Inc., a Delaware corporation (the “Company”), the Company’s wholly-owned subsidiary, CPM Medical Consultants, LLC (together with the Company, the “Borrowers”), and Zions Bancorporation, N.A. dba Amegy Bank (the “Lender”) executed that certain letter agreement, dated April 26, 2019, in the form attached hereto as Exhibit 10.1 (the “Waiver Agreement”), pursuant to which Lender waived an event of default by Borrowers (an “Event of Default”) under that certain Amended and Restated Business Loan Agreement among Borrowers and the Lender, dated December 31, 2017 (as amended, the “Loan Agreement”), as reported in Item 2.03 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 2018.

Pursuant to the Waiver Agreement, the Lender waived the Event of Default arising from non-compliance with the requirement to have a minimum EBITDA of $100,000 for the period ending March 31, 2019. Under the terms of the Waiver Agreement, the Lender and Borrower have agreed to proceed in good faith to execute an amendment to the Loan Agreement by May 15, 2019.

The foregoing description of the Waiver Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Waiver Agreement, which is filed herewith as Exhibit 10.1, and incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Waiver Agreement dated April 26, 2019, by and between Zions Bancorporation, N.A. dba Amegy Bank and Fuse Medical, Inc. and CPM Medical Consultants, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FUSE MEDICAL, INC.

By:	/s/ William E. McLaughlin, III
William E. McLaughlin, III Senior Vice President, Chief Financial Officer and Director

Date: April 30, 2019